IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

October 31, 2008

Empire Stock Transfer Inc., hereinafter the “Transfer Agent”
2470 St. Rose Pkwy. Ste. 304
Henderson, NV 89074
Attention: Patrick Mokros

          RE:      Fox Petroleum Inc.

Ladies and Gentlemen:

          Reference is made to that certain Securities Purchase Agreement (the “Securities Purchase Agreement”), dated the date hereof, by and between Fox Petroleum Inc. a corporation organized under the laws of Nevada (the “Company”), and Trafalgar Capital Specialized Investment Fund, Luxembourg (the “Buyer”), pursuant to which the Company shall sell to the Buyer up to Five Million Dollars ($5,000,000) of the Company’s secured redeemable convertible debentures, which shall be convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The shares of Common Stock to be converted thereunder plus interest which may be converted into Common Stock and any Liquidated Damages to which the Buyer may become entitled pursuant to the Transaction Documents (as defined in the Securities Purchase Agreement), which may be converted into Common Stock thereunder are referred to herein as the “Conversion Shares.” Pursuant to the Securities Purchase Agreement, the Company also issued to the Buyer 200,000 shares of Common Stock and warrants (the “Warrants”) to purchase up to 2,000,000 shares of Common Stock. The shares of Common Stock issuable upon exercise of the Warrants are herein referred to as the “Warrant Shares.” This letter shall serve as our irrevocable authorization and direction to you (provided that you are the Transfer Agent of the Company at such time) to issue the Conversion Shares in shares of the Company’s Common Stock, in the event the Buyer has elected to have the interest of the Convertible Debenture, pursuant to Section 1.05 of the Convertible Debenture, paid in Common Stock (the “Interest Shares”), to the Buyer from time to time upon surrender to you of a properly completed and duly executed Conversion Notice, in the form attached hereto as Exhibit I, delivered on behalf of the Company by James G. Dodrill II, P.A..

          Specifically, upon receipt by you of a copy of the executed Conversion Notice, you shall use your best efforts to, within three (3) days following the date of receipt of the Conversion Notice, (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the Buyer or its designee, for the number of shares of Common Stock to which the Buyer shall be entitled as set forth in the Conversion Notice or (B) provided you are participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Buyer, credit such aggregate number of shares of Common Stock to which the Buyer shall be entitled to the Buyer’s or its designee’s balance account with DTC through its Deposit Withdrawal At Custodian (“DWAC”) system provided the Buyer causes its bank or broker to initiate the DWAC transaction. (“Trading Day” shall mean any day on which the Nasdaq Market is open for customary trading.)

          The Company hereby confirms to you and the Buyer that certificates representing the Conversion Shares, the Interest Shares and/or the Warrant Shares shall not bear any legend restricting transfer of the Conversion Shares thereby and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company provided that the Buyer provides the Company and the Transfer Agent with a duly executed Selling Shareholder Undertaking in the Form of Exhibit IV attached hereto and the Company counsel or James G. Dodrill II, P.A. delivers to you: (i) the Notice of Effectiveness set forth Exhibit II attached hereto and (ii) an opinion of counsel in the form set forth in Exhibit III attached hereto, and that if neither of these is delivered to you regarding the Conversion Shares and/or the Interest Shares (the “Registered Securities”) and the Warrant Shares, then the certificates for such shares shall bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.”

           The Company hereby confirms and you acknowledge that in the event Counsel to the Company does not issue an opinion of counsel as required to issue any or all of the Conversion Shares, the Interest Shares and the Warrant Shares free of legend the Company irrevocably authorizes and you will accept an opinion of Counsel from The Law Office of James G. Dodrill II, P.A. provided that: (i) there is an effective registration statement under the Securities Act of 1933 registering the resale of the Registered Securities and an opinion of counsel in the form set forth in Exhibit III attached hereto or (ii) the opinion of Counsel adequately covers alternate and applicable Federal and State Securities Laws.

          The Company hereby confirms to you and the Buyer that no instructions other than as contemplated herein will be given to you by the Company with respect to the Conversion Shares, the Interest Shares or the Warrant Shares. The Company hereby agrees that it shall not replace Empire Stock Transfer Inc. as the Company’s transfer agent without the prior written consent of the Buyer.

          Unless the Company is in breach of its agreement with the Transfer Agent, any attempt by the Transfer Agent to resign as the Company’s transfer agent hereunder shall not be effective until such time as the Company provides to the Transfer Agent written notice that a suitable replacement has agreed to serve as transfer agent and to be bound by the terms and conditions of these Irrevocable Transfer Agent Instructions.

          Any attempt by the Transfer Agent to resign hereunder shall not be effective until such time as the Company provides to you written notice that a suitable replacement has agreed to serve as transfer agent and to be bound by the terms and conditions of these Irrevocable Transfer Agent Instructions.

          The Company and Transfer Agent hereby acknowledge and confirm that complying with the terms of this Agreement does not and shall not prohibit the Transfer Agent from satisfying any and all fiduciary responsibilities and duties it may owe to the Company.

          The Company and Transfer Agent acknowledge that the Buyer is relying on the representations and covenants made by the Company and the Transfer Agent hereunder and are a material inducement to the Buyer purchasing convertible debentures under the Securities Purchase Agreement. The Company and the Transfer Agent further acknowledge that without such representations and covenants of the Company and you made hereunder, the Buyer would not enter into the Securities Purchase Agreement and purchase convertible debentures pursuant thereto.

          Each party hereto specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Buyer will be irreparably damaged and that damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced. Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Buyer shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of these Irrevocable Transfer Agent Instructions. The Company does hereby extend and agree to indemnify said Transfer Agent for all loss, liability or expense in carrying out the authority and direction herein contained on the terms herein set forth.

          IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

COMPANY:	THE FOREGOING INSTRUCTIONS ARE
ACKNOWLEDGED AND AGREED TO
THIS 6th DAY OF November 2008

FOX PETROLEUM~~,~~ INC.	Empire Stock Transfer Inc.

By: /s/ Richard Joseph Moore	By: /s/ Patrick Mokros
Name: Mr. Richard Joseph Moore	Name: Patrick Mokros
Title: CEO and Director	Title: President

EXHIBIT I

TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

FORM OF CONVERSION NOTICE

          The undersigned hereby irrevocably elects to convert US$ ________________ of the principal amount of the above Debenture into Shares of Common Stock of Fox Petroleum~~,~~ Inc., according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:

Applicable Conversion Price:

Signature:

Name:

Address:

Amount to be converted:	US$

Amount of Debenture
unconverted:	US$

Conversion Price per share:	US$

Number of shares of Common
Stock to be issued:

Please issue the shares of
Common Stock in the following
name and to the following
address:

Issue to:

Authorized Signature:

Name:

Title:

Phone Number:

Broker DTC Participant Code:

Account Number:

Please issue the shares of Common Stock in the following name and to the following address:
* Note that receiving broker must initiate transaction on DWAC System.

EXHIBIT I-1

EXHIBIT II

TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

_________, 200___
________

Attention:

RE:      FOX PETROLEUM~~,~~ INC.

Ladies and Gentlemen:

          We are counsel to Fox Petroleum~~,~~ Inc., a corporation organized under the laws of ________________ (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of ____________ ___, 2008 (the “Securities Purchase Agreement”), entered into by and among the Company and Trafalgar Capital Specialized Investment Fund, Luxembourg (collectively the “Buyer”) pursuant to which the Company has agreed to sell to the Buyer up to secured redeemable convertible debentures (“Debentures”), which shall be convertible into shares (the “Conversion Shares”) of the Company’s common stock, par value $____ per share (the “Common Stock”), in accordance with the terms of the Debentures and the Securities Purchase Agreement. Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement, dated as of _____________ ___, 2008, with the Buyer (the “Investor Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Conversion Shares and the shares underlying certain warrants (“Warrant Shares”) held by the Buyer under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Securities Purchase Agreement and the Registration Rights Agreement, on _______ , 2008, the Company filed a Registration Statement (File No. ___-_________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the sale of the Conversion Shares and the Warrant Shares.

          In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at ____ P.M. on __________, 2008 and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Conversion Shares are available for sale under the 1933 Act pursuant to the Registration Statement.

          The Buyer has confirmed it shall comply with all securities laws and regulations applicable to it including applicable prospectus delivery requirements upon sale of the Conversion Shares.

Very truly yours,

[Company Counsel]

By: __________________________

EXHIBIT II-1

EXHIBIT III

TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

FORM OF OPINION

________________ 2008

VIA FACSIMILE AND REGULAR MAIL

________

Attention:

          RE:      Fox Petroleum~~,~~ Inc.

Ladies and Gentlemen:

          We have acted as special counsel to Fox Petroleum Inc. (the “Company”), in connection with the registration of ___________ shares (the “Shares”) of its common stock with the Securities and Exchange Commission (the “SEC”). We have not acted as your counsel. This opinion is given at the request and with the consent of the Company.

          In rendering this opinion we have relied on the accuracy of the Company’s Registration Statement, as amended (the “Registration Statement”), filed by the Company with the SEC on _________ ___, 2008. The Company filed the Registration Statement on behalf of certain selling stockholders (the “Selling Stockholders”). This opinion relates solely to the Selling Shareholders listed on Exhibit “A” hereto and number of Shares set forth opposite such Selling Stockholders’ names. The SEC declared the Registration Statement effective on __________ ___, 2008.

          We understand that the Selling Stockholders acquired the Shares in a private offering exempt from registration under the Securities Act of 1933, as amended. Information regarding the Shares to be sold by the Selling Shareholders is contained under the heading “Selling Stockholders” in the Registration Statement, which information is incorporated herein by reference. This opinion does not relate to the issuance of the Shares to the Selling Stockholders. The opinions set forth herein relate solely to the sale or transfer by the Selling Stockholders pursuant to the Registration Statement under the Federal laws of the United States of America. We do not express any opinion concerning any law of any state or other jurisdiction.

          In rendering this opinion we have relied upon the accuracy of the foregoing statements.

EXHIBIT III-1

          Based on the foregoing, it is our opinion that the sale of Shares has been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that upon any sale of the Shares pursuant to the registration statement at a time when such registration statement is effective, the share certificates issuable to the purchase may be issued without any restrictive legend under the Securities Act of 1933. This opinion relates solely to the number of Shares set forth opposite the Selling Stockholders listed on Exhibit “A” hereto.

          This opinion is furnished to you specifically in connection with the issuance of the Shares, and solely for your information and benefit. This letter may not be relied upon by you in any other connection, and it may not be relied upon by any other person or entity for any purpose without our prior written consent. This opinion may not be assigned, quoted or used without our prior written consent. The opinions set forth herein are rendered as of the date hereof and we will not supplement this opinion with respect to changes in the law or factual matters subsequent to the date hereof.

Very truly yours,

THE LAW OFFICE OF JAMES G. DODRILL II, P.A.

EXHIBIT III-2

EXHIBIT “A”

(LIST OF SELLING STOCKHOLDERS)

Name:	No. of Shares:

EXHIBIT III

SELLING SHAREHOLDER UNDERTAKING

TO:	FOX PETROLEUM INC., a Nevada Corporation (the “Company”)

FROM:	THE UNDERSIGNED SHAREHOLDER OF THE COMPANY (the “Shareholder”)

RE: Form <*> Registration Statement (the “Registration Statement”) filed by the Company with the United States Securities and Exchange Commission (the “SEC”) pursuant to the United States Securities Act of 1933 (the “1933 Act ”) – File Number <*>

In consideration of the Company instructing Empire Stock Transfer Inc., the Company’s transfer agent, to remove the restrictive legend placed on the share certificates representing the shares held by or to be issued to the Shareholder that have been qualified for resale by the Registration Statement (the “Shares”), the Shareholder agrees:

1.	the Shareholder will only sell the Shares pursuant to the Registration Statement during the effective period of the Registration Statement;

2.

upon receiving written notice from the Company of any black-out period required by the Company for the purpose of updating the Registration Statement in compliance with applicable securities laws, the Shareholder will forthwith suspend any and all efforts to sell the Shares until receiving further notice from the Company that the black-out period has ended;

3.

section 5(b)(2) of the 1933 Act makes it unlawful for the Shareholder or any other person, directly or indirectly, to carry or to cause to be carried through the mails or in interstate commerce any security for the purpose of sale or for delivery after sale, unless accompanied or preceded by a prospectus that meets the requirements of subsection (a) of section 10 of the 1933 Act;

4.

the Shareholder will deliver a copy of a prospectus included with the Registration Statement, together any updates provided by the Company, to each offeree of the Shares prior to or concurrent with any offer to sell the Shares;

5.

if requested to do so by the Company or the Transfer Agent in connection with the registration of any sale or transfer of any Shares, the Shareholder will certify in writing that the Shareholder has complied with section 4 hereof; and

6.

the Shareholder will return to the Company all share certificates representing any of the Shares not sold by the Shareholder during the effective period to the Registration Statement for endorsement with any appropriate restrictive legend pursuant to the 1933 Act, to the extent such Shares constitute “restricted stock” within the meaning assigned in Rule 144 under the 1933 Act at the end of the effective period of the Registration Statement.

Dated the _______ day of __________________, 2008.

NAME OF SHAREHOLDER:_______________________________

AUTHORIZED SIGNATORY:______________________________

NUMBER OF SHARES REGISTERED:_______________________